Income Tax Expense Differed from Amounts Computed by Applying Statutory U.S. Federal Income Tax Rate to Income before Income Taxes, Noncontrolling Interest and Equity in Income of Equity Investments (Detail) - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Reconciliation of Provision of Income Taxes [Line Items]
Computed "expected" income tax expense	$ 173,911	$ 137,525	$ 123,367
International tax rate differential and equity income	8,367	6,541	1,870
State income tax expense, net of federal income tax effect	7,101	4,823	3,408
Increase (decrease) in valuation allowance	(517)	(4,550)	1,715
Tax credits	(28,831)	(3,459)	(6,141)
Deduction for domestic production activities	(11,550)	(8,750)	(8,225)
Permanent differences and other, net	2,883	(2,369)	(5,013)
Total income tax expense	$ 151,364	$ 129,761	$ 110,981